UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 17, 2019

National CineMedia, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33296	20-5665602
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

National CineMedia, LLC
(Exact name of registrant as specified in its charter)

Delaware	333-176056	20-2632505
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)
6300 S. Syracuse Way, Suite 300
Centennial, Colorado 80111
(Address of principal executive offices, including zip code)
(303) 792-3600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
National CineMedia, Inc.:

Common Stock, par value $0.01 per share	NCMI	The Nasdaq Stock Market LLC
(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)
National CineMedia, LLC: None.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement
On September 17, 2019, National CineMedia, LLC (“NCM LLC”) and each of Cinemark USA, Inc. (“Cinemark”) and Regal Cinemas, Inc. (“Regal”) entered into amendments to the Amended and Restated Exhibitor Services Agreements (“ESAs”) between NCM LLC and each of Cinemark and Regal, respectively. The amendments to the ESAs extend the terms of the ESAs and modify the program distributed by NCM LLC through its Digital Content Network for exhibition in Cinemark and Regal theaters (the “Pre-Feature Program”).
Extended Term of the ESAs. NCM LLC and each of Cinemark and Regal extended the term of the respective ESA by an additional four years from February 13, 2037 to February 13, 2041.
Post-Showtime Advertising. Beginning on November 1, 2019, NCM LLC will be entitled to display up to five minutes of its Pre-Feature Program after the scheduled showtime of a feature film (“Post-Showtime Inventory”). The amount of time included in the Pre-Feature Program displayed prior to showtime will be reduced by the sum of five minutes plus the aggregate length of time of any Platinum Spot, as described further below.
In consideration for utilization of the theaters post-showtime, Cinemark and Regal will be entitled to receive post-showtime theater access fees. These fees are based upon Cinemark's or Regal’s attendance and a post-showtime theater access fee per patron. NCM LLC will pay a post-showtime theater access fee to Cinemark and Regal as follows: (i) beginning on November 1, 2019, $0.025 per patron, (ii) beginning on November 1, 2020, $0.0375 per patron, (iii) beginning on November 1, 2021, $0.05 per patron, (iv) beginning on November 1, 2022, the post-showtime theater access fee per patron will increase by 4 percent and (v) beginning on November 1, 2027 and every five years thereafter on November 1, the post-showtime theater access fee per patron will increase by 8 percent.
Platinum Spot. Beginning on November 1, 2019, NCM LLC will be entitled to display an additional single unit that is either 30 or 60 seconds of the Pre-Feature Program in the trailer position directly prior to the “attached” trailers preceding the feature film (the “Platinum Spot”). The “attached” trailers are those provided by studios to Cinemark and Regal that are with the feature film, which is at least one trailer, but sometimes two trailers.
In consideration for the utilization of the theaters post-showtime for Platinum Spots, Cinemark and Regal will be entitled to receive 25 percent of all revenue generated for the actual display of Platinum Spots in their applicable theaters, subject to a specified minimum. If NCM LLC runs advertising in more than one concurrent advertisers’ Platinum Spot for any portion of the network over a period of time, then NCM LLC will be required to satisfy a minimum average CPM for that period of time.
Beverage Slot. The beverage agreement advertising rate related to the beverage slot at Cinemark and Regal theaters will increase by two percent annually, effective beginning the first day of the 2020 fiscal year and thereafter on the first day of each subsequent fiscal year.
Optional Termination of Amendments. In its sole discretion, NCM LLC may, by written notice to each of Cinemark and Regal no later than August 1, 2022, terminate the amendments effective November 1, 2022. If NCM LLC exercises such termination option, then as of November 1, 2022, the ESAs will revert to the terms that were effective immediately prior to the amendments, other than certain changes to the confidentiality provision.
The terms of the ESA amendments were approved by the Board of Directors of National CineMedia, Inc. (“NCM, Inc.”), which serves as sole manager of NCM LLC, and by a committee of disinterested directors of the NCM, Inc. Board of Directors. The committee engaged its own separate legal counsel and financial advisors to advise it regarding the ESA amendments. The committee received a fairness opinion in connection with the ESA amendments.
The foregoing description of the terms and conditions of the amendments to the ESAs does not purport to be complete and is qualified in its entirety by reference to the amendments, copies of which are attached as Exhibits 10.1 and 10.2 hereto and incorporated herein by reference. Descriptions of the ESAs and certain relationships between NCM LLC and each of Cine mark and Regal can be found in the definitive proxy statement filed by NCM, Inc. on March 14, 2019 under “Certain Relationships and Related Party Transactions - Transactions with Founding Members.”
Item 7.01 Regulation FD Disclosure.
NCM LLC has scheduled a conference call and audio webcast to discuss the ESA amendments at 9 a.m. Eastern Time on Tuesday, September 17, 2019. An updated investor presentation of NCM, Inc. will also be available at NCM, Inc.’s website at http://investor.ncm.com under “Featured Documents.”
The information on NCM’s website is not incorporated by reference into this Current Report on Form 8-K. The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by reference to such filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
10.1*	First Amendment to the Amended and Restated Exhibitor Services Agreement dated as of September 17, 2019, by and between National CineMedia, LLC and Cinemark USA, Inc.
10.2*	Second Amendment to the Amended and Restated Exhibitor Services Agreement dated as of September 17, 2019, by and between National CineMedia, LLC and Regal Cinemas, Inc.

*
Portions of these exhibits have been omitted pursuant to Rules 601(a)(5) and 601(b)(10) of Regulation S-K. The registrants agree to supplementally furnish to the Securities and Exchange Commission, upon request, unredacted copies of the exhibits, including any omitted schedules.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each of NCM, Inc. and NCM LLC has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
NATIONAL CINEMEDIA, INC.

Dated: September 17, 2019	By:	/s/ Sarah Kinnick Hilty
Sarah Kinnick Hilty
Senior Vice President, General Counsel
and Secretary

NATIONAL CINEMEDIA, LLC
By: National CineMedia, Inc., its manager

Dated: September 17, 2019	By:	/s/ Sarah Kinnick Hilty
Sarah Kinnick Hilty
Senior Vice President, General Counsel
and Secretary